UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                      Peoples-Sidney Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [_]  Fee paid previously with preliminary materials:

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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          4)   Date Filed:

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

September 11, 2001




To Our Fellow Stockholders:

         On behalf of the Board of Directors and management of Peoples-Sidney Financial Corporation, I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 11:00 a.m., Eastern time, on October 12, 2001 at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio.

         At the Meeting, stockholders will be asked to vote on the election of two directors and the ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2002. In addition to the stockholder vote, at the Meeting we will report to you on the Company's fiscal 2001 financial and operating performance.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                        Sincerely,



                                        /s/ Douglas Stewart
                                        ------------------------------------
                                        Douglas Stewart
                                        President and Chief Executive Officer

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129

                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 12, 2001

                                  -------------


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Peoples-Sidney Financial Corporation ("Peoples-Sidney" or the "Company") will be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio on October 12, 2001 at 11:00 a.m., Eastern time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2002; and

such other business as may properly come before the Meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on August 31, 2001 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/ Gary N. Fullenkamp
                                            ----------------------
                                            Gary N. Fullenkamp
                                            Corporate Secretary

Sidney, Ohio
September 11, 2001

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 12, 2001

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peoples-Sidney Financial Corporation ("Peoples-Sidney" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio on October 12, 2001 at 11:00 a.m., Eastern time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 11, 2001. Certain of the information provided herein relates to Peoples Federal Savings and Loan Association of Sidney ("Peoples Federal" or the "Association"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the director nominees named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek & Company LLP. The Company does not know of any matters, other than those described in the Notice of the Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

         Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from one or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary N. Fullenkamp, Secretary, Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio 45365.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on August 31, 2001 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,501,546 shares of Common Stock issued and outstanding.

         The following table sets forth information, as of August 31, 2001, regarding the shares of Common Stock beneficially owned by (i) the Company's Employee Stock Ownership Plan (the "ESOP"), (ii) Douglas Stewart and (iii) all directors and executive officers of the Company and the Association as a group. No person or entity, other than the ESOP and Douglas Stewart, our President and Chief Executive Officer, is known by management to beneficially own more than five percent of the outstanding shares of Common Stock. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I - Election of Directors."

                                                                   Shares          Percent
                                                                Beneficially          of
                    Name and Address of Beneficial Owner           Owned            Class
------------------------------------------------------------------------------------------
Peoples-Sidney Financial Corporation
Employee Stock Ownership Plan
101 East Court Street
Sidney, Ohio 45365.............................................   168,459(1)        11.2%

Douglas Stewart
101 East Court Street
Sidney, Ohio 45365.............................................    85,824(2)         5.5%

All directors and executive officers of the Company and the
Association as a group (8 persons).............................   328,730(3)        21.0%


------------------

(1) The amount listed represents shares of Common Stock held by the ESOP. ___ As of August 31, 2001, 67,685 shares of Common Stock held by the ESOP had been allocated to the accounts of participants. The 67,685 shares include 1,562 shares purchased by the ESOP in fiscal 1998 with cash distributions paid on the then-allocated shares in connection with the return of capital on the Common Stock effected by the Company in 1998. First Bankers Trust Company, as the trustee of the ESOP, may be deemed to beneficially own all of the shares held by the ESOP. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts. If an ESOP participant fails to give timely voting instructions to the plan trustee with respect to the voting of the shares allocated to the participant's account, the plan trustee is entitled to vote such shares in its discretion.

(2) Includes 26,780 shares subject to options awarded under the Company's Amended and Restated Stock Option and Incentive Plan (the "Stock Option Plan") which are currently exercisable within 60 days of September 7, 2001 and 14,648 shares that have been allocated to Mr. Stewart's ESOP account.

(3) This amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or dispositive power. The amount reported above also includes 66,372 shares subject to currently exercisable options awarded under the Stock Option Plan.

                       PROPOSAL I - ELECTION OF DIRECTORS

General

         The Company's Board of Directors consists of five members divided into three classes, with two members in each of two classes and one in the remaining class. Each year approximately one-third of the directors is elected to serve for three-year terms or until their respective successors are elected and duly qualified.

         The following table sets forth certain information, as of August 31, 2001, regarding the composition of the Company's Board of Directors, including each director's term of office. The Nominating Committee of the Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.


                                                                                                 Shares of
                                                                                                  Common
                                                                                                   Stock         Percent
                                           Position(s) Held          Director      Term to      Beneficially        of
          Name             Age(1)          in Peoples-Sidney          Since(2)      Expire        Owned(3)        Class
-------------------------------------------------------------------------------------------------------------------------

                                                 NOMINEES
Douglas Stewart              52      President, Chief Executive         1979        2004           85,824          5.5%
                                      Officer and Director
James W. Kerber              59      Director                           1990        2004           42,826          2.7

                                      DIRECTORS CONTINUING IN OFFICE(4)
Harry N. Faulkner            60      Director                           1982        2003           20,523          1.3
John W. Sargeant             71      Director                           1987        2003           20,926          1.3
Richard T. Martin            61      Chairman of the Board              1987        2002           50,054          3.2
-----------------------

(1)  At June 30, 2001.
(2)  Includes service as a director of the Association.
(3) Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the director's family, held by certain related entities or held by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or dispositive powers. Amounts also include shares subject to options awarded under the Stock Option Plan which are currently exercisable within 60 days of September 7, 2001, as follows: Mr. Faulkner - 5,356 shares, Mr. Sargeant - 5,356 shares, Mr. Stewart - 26,780 shares, Mr. Kerber - 5,356 shares and Mr. Martin - 5,356 shares. The amount for Mr. Stewart also includes 14,648 shares which have been allocated to his ESOP account.
(4)  Robert W. Bertsch retired as a Director effective October 13, 2000.

         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Harry N. Faulkner. Mr. Faulkner is a partner in the law firm of Faulkner, Garmhausen, Keister & Shenk LPA. This firm has acted as counsel to the Association since 1979.

         John W. Sargeant. Mr. Sargeant is part owner of Sidney Tool and Die Co., and BenSar Development, a warehouse provider.

         Douglas Stewart. Mr. Stewart is President and Chief Executive Officer of the Company and the Association, positions he has held with the Company since its incorporation in 1997 and with the Association since 1982. Mr. Stewart joined the Association in 1971 as a teller.

         James W. Kerber. Mr. Kerber is the owner of James W. Kerber CPA, a public accounting firm. He has been in private practice since 1968.

         Richard T. Martin. Mr. Martin was appointed as Chairman of the Board of the Association in November 1996. He has continued as the Chairman of the Board of the Company since its incorporation in 1997. Mr. Martin is a certified public accountant and maintains a private practice of accounting and tax counseling. He also owns and operates a family farm.


Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company's Board. The Company's Board of Directors met 24 times during the fiscal year ended June 30, 2001. During fiscal 2001, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         Meetings and Committees of the Association's Board. The Association's Board of Directors met 24 times during the fiscal year ended June 30, 2001. During fiscal 2001, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Association's Board has standing Executive, Audit, Governance, Investment and Personnel and Benefits Committees, and the Company's Board has a standing Nominating Committee. These committees are described below.

         The Executive Committee is responsible for the review and approval of mortgage loans, consumer loans and any business arising between regularly scheduled board meetings. The committee is comprised of Directors Kerber, Martin, Sargeant and Stewart, and Officers David R. Fogt, Gary N. Fullenkamp, Steven R. Goins, Todd Lotz, Larry Billing and Curtis Powers. During the fiscal year ended June 30, 2001, the Executive Committee met 25 times.

         The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which is attached as Appendix to this proxy statement. The Audit Committee is composed of Directors Kerber (Chairman), Sargeant and Martin. All three of these Directors are "independent directors" as defined in the Nasdaq Stock Market rules. The Audit Committee is responsible for the review of the Company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

         o contracting for the annual audit of the Association and meeting with the Company's independent auditors to discuss the findings;
         o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         o ascertaining the existence of effective accounting and internal control systems; and

         o overseeing the entire audit function (both internal and independent).

         In fiscal 2001, the Audit Committee met 6 times.


         The Governance Committee's role is to provide evaluation of the directors and the Chief Executive Officer of the Association. The committee also maintains continuing education of directors and the Chief Executive Officer. The committee is comprised of Directors Faulkner and Kerber. The committee met twice during fiscal 2001.

         The Investment Committee is responsible for reviewing and approving investments of the Association and setting investment strategies. The committee is comprised of Directors Faulkner and Stewart and Officers Fogt and Geuy. The committee met 2 times during fiscal 2001.

         The Personnel and Benefits Committee meets to review salaries and benefit plans, and analyzes and determines discretionary bonuses. This committee is comprised of Directors Faulkner (Chairman), Kerber and Martin. This committee met 7 times during fiscal 2001.

         The Nominating Committee of the Company's Board of Directors is responsible for making nominations for election to the Board of Directors and is comprised of those non-employee directors whose terms are not expiring. This committee held one meeting during fiscal 2001.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date. If less than 40 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. In addition to meeting the applicable deadline, nominations must be submitted in accordance with certain requirements specified in the Company's by-laws.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Peoples- Sidney Financial Corporation specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

         The Board of Directors has adopted a charter for the Audit Committee, which charter is attached as Appendix A to this proxy statement. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2001.

                             AUDIT COMMITTEE REPORT

The Company's Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended June 30, 2001. In addition, the Committee has discussed with Crowe, Chizek and Company LLP (Crowe Chizek), the independent auditing firm for the Company, the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees.

The Committee has also received the written disclosures from Crowe Chizek required by Independence Standards Board Standard No. 1, and have discussed with Crowe Chizek its independence from the Company.

Based on the foregoing discussions and reviews, the Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the year ended June 30, 2001.

In accordance with SEC rules issued in 2000 related to auditor independence, the table below shows fees for services rendered by Crowe Chizek to the Company and its affiliates during fiscal year 2001

  Audit fees.........................................................$51,500.00
  Financial Information Systems Design and Implementation fees.......$     - 0 -
  All Other Fees.....................................................$  9,950.00

The Committee has been provided with information regarding the services provided by Crowe Chizek and has considered the compatibility of such services with maintaining the auditor's independence.

                                             Respectfully submitted,
                                             The Audit Committee

                                             James W. Kerber, Chairman
                                             Richard T. Martin
                                             John W. Sargeant


Director Compensation

         Each non-employee director of the Association is paid an annual retainer of $12,000, and also receives a fee of $200 for each meeting of the Association's Board of Directors attended. In addition to fees paid for service on the Association's Board, the Company pays each of its directors (including Mr. Stewart) a fee of $500 per month. No fees are paid for service on board committees.

Executive Compensation

         The following table sets forth information concerning the compensation paid to the Company's and the Association's Chief Executive Officer. No other executive officer of the Company or the Association earned a salary and bonus for fiscal 2001 in excess of $100,000.


                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                     Annual Compensation                                Long Term Compensation
----------------------------------------------------------------------------------------------
                                                                       Awards         Payouts
                                                                  ----------------------------

        Name and   Fiscal Year                                    Restricted  Options           All Other
       Principal      Ended                        Other Annual     Stock      SARs     LTIP     Compen-
        Position     June 30     Salary     Bonus  Compensation    Award(s)    (#)    Payouts    sation
------------------------------------------------------------------------------------------------------------
Douglas Stewart       2001     $125,000    $31,407    $ ---        $ ---       ---      ---    $33,981(1)
President and Chief   2000      122,500     33,302      ---          ---       ---      ---     32,884 (2)
Executive Officer     1999      120,000     34,845      ---          ---       ---      ---     46,877 (3)



(1) Includes allocations for fiscal 2001 to Mr. Stewart's account under the ESOP valued at $23,617 as of September 7, 2001, the Association's contributions to Mr. Stewart's account under the Association's 401(k) plan of $3,166, term life insurance premiums of $1,198, and fees for service on the Company's Board of Directors of $6,000.
(2) Includes allocations for fiscal 2000 to Mr. Stewart's account under the ESOP valued at $22,398 as of June 30, 2000, the Association's contributions to Mr. Stewart's account under the Association's 401(k) plan of $3,183, term life insurance premiums of $1,303, and fees for service on the Company's Board of Directors of $6,000.
(3) Includes allocations for fiscal 1999 to Mr. Stewart's account under the ESOP valued at $37,320 as of June 30, 1999, the Association's contributions to Mr. Stewart's account under the Association's 401(k) plan of $1,416, term life insurance premiums of $2,141, and fees for service on the Company's Board of Directors of $6,000.

         No options were granted to executive officers in the fiscal year ended June 30, 2001. As of June 30, 2001, Mr. Stewart's option was not "in-the-money" as the exercise price per share of the option exceeded the market value per share of the Company's Common Stock.


Employment Agreements and Severance Agreements

         At the time of the Association's conversion from mutual to stock form in April 1997, the Association entered into employment agreements with Douglas Stewart, President and Chief Executive Officer; David R. Fogt, Vice President of Operations and Financial Services; Gary N. Fullenkamp, Vice President of Mortgage Loans and Corporate Secretary; and Debra A. Geuy, Chief Financial Officer and Treasurer. The employment agreements are designed to assist the Association in maintaining a stable and competent management team. Each employment agreement provides for an annual base salary in an amount not less than the employee's salary as of the date the agreement became effective. Mr. Stewart's agreement is for a term of three years and each of the other officers' agreements are for a term of one year. Each employment agreement provides for an extension of its term for an additional year on each anniversary of its execution subject to review and approval of the extension by disinterested members of the Board of Directors of the Association. The term of each agreement has been extended pursuant to this provision on each of the four anniversaries of the agreement's execution that have occurred since the Association's mutual-to-stock conversion. Each agreement provides for termination upon the employee's death, termination of employment for cause or in certain events specified by the regulations of the Office of Thrift Supervision (the "OTS"). Each employment agreement is also terminable by the employee upon 90 days' notice to the Association.

         Each employment agreement provides for payment to the employee of his or her salary for the remainder of the term of the agreement, plus up to 299%, in the case of Mr. Stewart and 100% for each of the other officers, of the employee's base compensation, in the event there is a "change in control" of the Association and the employee's employment is terminated involuntarily in connection with such change in control or within twelve months thereafter. This termination payment may not equal or exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Association for federal income tax purposes. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         At the time of its mutual-to-stock conversion, the Association also entered into a change in control severance agreement with Assistant Vice President of Financial Services, Steven Goins. The agreement provides for an initial term of twelve months and for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The term of the agreement has been extended pursuant to this provision on each of the four anniversaries of the agreement's execution that have occurred since the Association's mutual-to-stock conversion. The agreement provides for termination for cause or in certain events specified by OTS regulations.

         The agreement provides for a lump sum payment to the employee of 100% of his annual base compensation and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Association in the event there is a "change in control" of the Association where employment terminates involuntarily within 12 months of such change in control. This termination payment is subject to reduction to the extent it is non-deductible for federal income tax purposes.

         Based on their current salaries, if the employment of Messrs. Stewart, Fogt, Fullenkamp or Goins or Ms. Geuy had been terminated as of June 30, 2001, under circumstances entitling him or her to severance pay as described above, he or she would have been entitled to receive a lump sum cash payment of approximately $504,400, $73,400, $52,900, $40,600 and $61,200, respectively.

Certain Transactions

         The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, for the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Company's independent auditors are Crowe, Chizek & Company LLP, independent certified public accountants. At the Meeting, the stockholders will consider and vote on the ratification of the appointment of Crowe, Chizek & Company LLP as independent auditors for the Company's fiscal year ending June 30, 2002.

         Representatives of Crowe, Chizek & Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the main office of the Company, located at 101 East Court Street, Sidney, Ohio 45365, no later than May 14, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than August 13, 2002. If, however, the date of the next annual meeting is before September 12, 2002 or after November 11, 2002, proposals must instead be received by the Company by the later of the 60th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. If, however, any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ DOUGLAS STEWART
                                      --------------------
                                      Douglas Stewart
                                      President and Chief Executive Officer


Sidney, Ohio
September 11, 2001

                                   Appendix A


                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                  PEOPLES FEDERAL SAVINGS AND LOAN ASSOCIATION

                             AUDIT COMMITTEE CHARTER
                                  May 11, 2000


ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member. All members of the Committee shall have a working familiarity with the basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or an outside consultant.


STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.


RESPONSIBILITY

1. Charter Review. Review and update this Charter periodically, at least annually, as conditions dictate.


2. Meetings. The committee shall meet as circumstances dictate. As part of its job, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the committee believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with any governmental reporting and 10-Q filings with the Securities and Exchange Commission.

3. Independent Accountants. The Committee shall recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. In addition, it shall review the performance of the independent accountants and approve any proposed discharge of the accountants when circumstances warrant.


DUTIES

1. Following the completion of the annual audit, the committee shall review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

2. The Committee shall review any significant disagreement among management and independent accountants in connection with the preparation of financial statements.

3. The Committee, with input from the independent accountants and financial Management shall determine the appropriate time frame as to institution size, number of employees and diversification of the business, to establish an internal audit program for the institution, including setting the employment requirements for an internal auditor.

4. The Committee shall review accounting and financial human resources and succession planning within the company.

5. The Committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters from each committee meeting with the board of directors.

6. The Committee may investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate. It may also perform any other activity consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                REVOCABLE PROXY
                      PEOPLES-SIDNEY FINANCIAL CORPORATION

[ X ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on October 12, 2001

     The undersigned hereby appoints the Board of Directors of Peoples-Sidney Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio, on October 12, 2001 at 11:00 a.m., Sidney, Eastern time, and at any and all adjournments and postponements thereof.


1. The election as directors of both nominees listed (except as marked to the contrary below):

   DOUGLAS STEWART     JAMES W. KERBER

        [  ] For               [  ] Withhold            [  ] For One But Not
                                                             For Both

INSTRUCTION: To vote for both nominees, mark the box "FOR" with an "X." To withhold your vote for both nominees, mark the box "VOTE WITHHELD" with an "X." To vote for one nominee but not both nominees, mark the box "FOR ONE BUT NOT BOTH" with an "X" and strike a line through the name of the nominee below for whom you wish to withhold your vote.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek & Company LLP as auditors for the Company for the fiscal year ending June 30, 2002.

        [  ] For               [  ] Against             [  ] Abstain

     In its discretion, the Board of Directors, as proxy for the undersigned, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote "FOR" the election of both nominees named herein and "FOR" the ratification of the appointment of Crowe, Chizek & Company LLP.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,THIS PROXY WILL BE VOTED FOR THE ELECTION OF BOTH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

   Detach above card, sign, date and mail in postage paid envelope provided.

                      PEOPLES-SIDNEY FINANCIAL CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
     The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended June 30, 2001.
     Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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